UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

UNICYCIVE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40582	81-3638692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 El Camino Real, Suite 210 Los Altos, CA	94022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 351-4495

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2024, Unicycive Therapeutics, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Investors surrendered an aggregate of 43,649,000 shares of Series A-2 Preferred Stock held by them in exchange for an aggregate of 21,388.01 shares of new preferred stock to be known as “Series A-2 Prime Preferred” (the “Exchanged Preferred”) having rights set forth the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Voting Preferred Stock (the “Amended Certificate of Designation”).

Concurrent with execution of the Exchange Agreement, but prior to filing of the Amended Certificate of Designation with the Delaware Secretary of State, the Company filed Certificates of Elimination for each of its Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock (collectively, the “Certificates of Elimination”) with the Delaware Secretary of State.

Concurrent with the execution of the Exchange Agreement, the Company and each Investor have amended and restated the following warrants: (i) tranche A warrants to acquire an aggregate of 47,852,430 shares of Series A-3 Convertible Preferred Stock of the Company that were issued on July 11 2023 (the “Original Tranche A Warrants”) have been amended and restated to acquire an aggregate of 25,840.3122 shares of Series A-3 Convertible Preferred Stock (as amended, the “Amended Tranche A Warrants”); (ii) tranche B warrants to acquire an aggregate of 43,502,206 shares of Series A-4 Convertible Preferred Stock of the Company that were issued on July 11, 2023 (the “Original Tranche B Warrants”) have been amended and restated to acquire an aggregate of 25,666.30154 shares of Series A-4 Convertible Preferred Stock (as amended, the “Amended Tranche B Warrants”) and (iii) tranche C warrants to acquire an aggregate of 69,603,581 shares of Series A-5 Convertible Preferred Stock of the Company that were issued on July 11, 2023(the “Original Tranche C Warrants”, and together with the Original Tranche A Warrants and Tranche B Warrants, the “Original Warrants”) have been amended and restated to acquire 51,506.61294 shares of Series A-5 Convertible Preferred Stock (as amended, the “Amended Tranche C Warrants,” together with the Amended Tranche A Warrants and the Amended Tranche B Warrants, the “Amended Warrants”). The Amended Warrants have the same terms and conditions as the original warrants except that such Amended Warrants: (i) reduced the amount of shares of Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock and Series A-5 Convertible Preferred Stock into which such Amended Warrants are convertible as described above; (ii) allow for the issuance of fractional shares of Series A-3 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock, as applicable upon exercise of such Amended Warrants and (ii) revised the exercise price to be $1,000 per share of Series A-3 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock, as applicable in such Amended Warrants. The aggregate exercise price, the amount of shares of Common Stock upon conversion of the Series A-3 Preferred Stock, the Series A-4 Preferred Stock and the Series A-5 Preferred Stock and exercise period in the Amended Warrants did not change from the Original Warrants.

Subject to the terms and limitations contained in the Amended Certificate of Designation, each share of Series A-2 Prime Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock are convertible into a number shares of Common Stock obtained by dividing the Original Per Share Price ($1,000) of each such share of Series A-2 Prime Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock by the applicable conversion price of $0.49, $0.54, $0.59 and $0.74 of each such share of Series A-2 Prime Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock, respectively.

The form of each Amended Warrant and the Exchange Agreement, are filed as Exhibits 4.1, 4.2, 4.3, and 10.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of the Amended Warrants, and the terms of the Exchange Agreement are subject to, and qualified in their entirety by, the full text of such documents, where applicable, which are incorporated herein by reference. No statement in this report or the attached exhibits is an offer to sell or a solicitation of an offer to purchase the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Exchanged Preferred and the Amended Warrants are being issued pursuant to the exemption from registration provided by Section 4(a)(2) and Rule 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The securities underlying the Exchanged Preferred and the Amended Warrants (including the Common Stock issuable upon conversion of the Series A-2 Prime Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, the Series A-4 Convertible Preferred Stock and the Series A-5 Convertible Preferred Stock) were sold and, where applicable, upon exercise, will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificates of Elimination

On March 13, 2024, the Company filed with the Delaware Secretary of State a Certificate of Elimination for each of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock and Series A-5 Convertible Preferred Stock. Each Certificate of Elimination was filed with an effective date of 12:01 a.m. ET on March 14, 2024.

The foregoing summary of the terms of the Certificate of Elimination for each of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock and Series A-5 Convertible Preferred Stock is qualified in its entirety by reference to the text of each such Certificate of Elimination, which is filed hereto as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 and are incorporated herein by reference.

Series A  Preferred Stock

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03.

Pursuant to the terms of the Exchange Agreement, effective March 13, 2024, the Company filed the Amended Certificate of Designation with the Delaware Secretary of State designating, 21,400 shares as Series A-2 Prime Preferred Stock, 25,900 shares as Series A-3 Convertible Preferred Stock, 25,700 shares as Series A-4 Convertible Preferred Stock, and 51,600 shares as Series A-5 Convertible Preferred Stock (all such series of preferred stock referred to herein collectively as “Series A Preferred Stock”), each with a stated value of $1,000 per share (the “Original Per Share Price”). The Amended Certificate of Designation sets forth the rights, preferences and limitations of the shares of Series A Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Amended Certificate of Designation. The Amended Certificate of Designation was filed with an effective date of 6:01 a.m. ET on March 14, 2024.

The following is a summary of the terms of the Series A Preferred Stock:

Dividends. At all times following the Issuance Date, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (other than dividends in the form of Common Stock, which shall be made in accordance with the terms of the Amended Certificate of Designation) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends in the form of Common Stock, which shall be made in accordance with the terms of the Amended Certificate of Designation) are paid on shares of the Common Stock.

Voting Rights. Subject to certain limitations described in the Amended Certificate of Designation, the Series A Preferred Stock is voting stock. Holders of the Series A Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series A Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders.

Liquidation. Upon any Liquidation, the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Amended Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Amended Certificate of Designation or otherwise.

Conversion. Subject to the limitations set forth in the Amended Certificate of Designation, at the option of the holder, each share of Series A-2 Prime Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock shall be convertible into a number shares of Common Stock obtained by dividing the Original Per Share Price ($1,000) of each such share of Series A-2 Prime Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock by the applicable conversion price of $0.49, $0.54, $0.59 and $0.74 for the Series A-2 Prime Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock, respectively.

The foregoing summary of the terms of the Series A Preferred Stock is qualified in its entirety by reference to the text of the Amended Certificate of Designation, which is filed hereto as Exhibit 3.6 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of Series A-1 Convertible Preferred Stock
3.2	Certificate of Elimination of Series A-2 Convertible Preferred Stock
3.3	Certificate of Elimination of Series A-3 Convertible Preferred Stock
3.4	Certificate of Elimination of Series A-4 Convertible Preferred Stock
3.5	Certificate of Elimination of Series A-5 Convertible Preferred Stock
3.6	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Voting Preferred Stock
4.1	Form of Amended and Restated Tranche A Warrant
4.2	Form of Amended and Restated Tranche B Warrant
4.3	Form of Amended and Restated Tranche C Warrant
10.1	Form of Exchange Agreement, dated March 13, 2024, by and between Unicycive Therapeutics, Inc. and the purchasers named therein
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024	UNICYCIVE THERAPEUTICS, INC.

/s/ Shalabh Gupta
Shalabh Gupta
Chief Executive Officer